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                                                            [Revised--05/05/99]














                       Clear Channel Communications, Inc.



                             Underwriting Agreement


                                                            New York, New York
                                                                        , 1999


To the Representatives
  named in Schedule I
  hereto of the Under-
  writers named in
  Schedule II hereto


Ladies and Gentlemen:

                  Clear Channel Communications, Inc., a Texas corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the number of shares of Common Stock, $0.10 par value, ("Common Stock"), set forth in Schedule I hereto of the Company, and the persons named in Schedule I hereto (the "Selling Stockholders") propose to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the number of shares of Common Stock, $0.10 par value, ("Common Stock"), set forth in Schedule I hereto of the Company, (said shares to be issued and sold by the Company and shares to be sold by the Selling Stockholders collectively being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to the number of additional shares of Common Stock indicated on Schedule II (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms. To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used


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herein shall mean you, as Underwriters, and the terms Representatives and
Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act (excluding the Company's Registration Statement on Form S-4 dated January 6, 1998) on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act (excluding the Company's Registration Statement on Form S-4 dated January 6,
1998) after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. In addition, to the extent that there is not more than one Selling Stockholder named in Schedule I, the term Selling Stockholder shall mean either the singular or the plural. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate.

                  1. Representations and Warranties. (i) The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in Section 16 hereof.

                  (a) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (y) prior to the Effective Date of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement, or (z) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at


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         the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), and on any date on which shares sold in respect of the Underwriters' over-allotment option are purchased, if such date is not the Closing Date (a "Settlement Date"), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any Settlement Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished (i) herein or (ii) in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood that the information referred to in this clause
         (b)(ii) shall be limited to the information described in Section 7(b) hereof.

                  (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus; each of the subsidiaries of the Company as listed on Schedule III hereto (collectively, the "Subsidiaries") has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with power and authority to own or lease its properties and conduct its business as described in the Final Prospectus; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification and a failure to qualify would have a materially adverse effect upon the business or financial condition of the Company and the Subsidiaries taken as a whole; except as set forth on Schedule III hereto, or as

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         described in the Final Prospectus, the outstanding shares of capital stock of each of the Subsidiaries owned by the Company or a Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or another subsidiary free and clear of all liens, encumbrances and security interests and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

                  (d) The authorized shares of Common Stock of the Company have been duly authorized. The outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully-paid and non-assessable. The Securities to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Securities or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (f) The information set forth under the caption
         "Capitalization" in the Final Prospectus is true and correct. The Securities conform in all material respects with the statements concerning them in the Final Prospectus.

                  (g) The Commission has not issued an order preventing or suspending the use of any Basic Prospectus, Preliminary Final Prospectus or Final Prospectus relating to the proposed offering of the Securities nor instituted proceedings for that purpose.

                  (h) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules incorporated by reference in the Final Prospectus present fairly the financial position and the results of operations of the Company and its subsidiaries consolidated, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The selected and summary financial and statistical data included in the Final Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements incorporated

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         by reference therein and the books and records of the Company. The pro forma financial information included in the Final Prospectus present fairly the information shown therein, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (i) Except for those license renewal applications of the Company or its Subsidiaries currently pending before the Federal Communications Commission (the "FCC"), or as set forth in the Final Prospectus, there is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency which could reasonably be likely to result in any material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) of the Company and of the Subsidiaries (taken as a whole).

                  (j) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Final Prospectus) subject to no material lien, mortgage, pledge, charge or encumbrance of any kind, except those reflected in such financial statements or as described in the Final Prospectus or set forth on
         Schedule III. The Company and the Subsidiaries occupy their leased properties under valid leases with such exceptions as are not material to the Company and the Subsidiaries taken as a whole and do not materially interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries.

                  (k) The Company and the Subsidiaries have filed all Federal, State and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns; and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith. The Company has no knowledge of any tax deficiency that has been or might be asserted against the Company.

                  (l) Since the last date as of which information is given in the Final Prospectus, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or business prospects of the Company and its Subsidiaries (taken as a whole), whether or not occurring in the ordinary course of business, other than general economic and industry conditions changes in the ordinary course of business and changes or transactions described or contemplated in the Final Prospectus and there has not been any material definitive

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         agreement entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions contemplated by the Final Prospectus, as it may be amended or supplemented. None of the Company or the Subsidiaries have any material contingent obligations which are not disclosed in the Final Prospectus, as it may be amended or supplemented.

                  (m) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be in default under its certificate or articles of incorporation, by-laws or partnership agreement or any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default is of material significance in respect of the business or financial condition of the Company and its Subsidiaries (taken as a whole). The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any Subsidiary is a party, or of the certificate or articles of incorporation, by-laws or partnership agreement of the Company or any order, rule or regulation applicable to the Company or any Subsidiary, or of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, except in all cases a conflict, breach or default which would not have a materially adverse effect on the business or financial condition of the Company and the Subsidiaries (taken as a whole).

                  (n) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. or the New York Stock Exchange or may be necessary to qualify the Securities for public offering by the Underwriters under State securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (o) The Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities, including without limitation, the FCC, which are necessary to the conduct of their businesses; and neither the Company nor any of the Subsidiaries has received notice of any infringement of any material patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries (taken as a whole).

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                  (p) Ernst & Young LLP, Arthur Andersen LLP,
         PricewaterhouseCoopers LLP and KPMG Peat Marwick LLP, each of whom have certified certain of the financial statements incorporated by reference in the Final Prospectus, are to the knowledge of the Company independent public accountants as required by the Act and the Rules and Regulations.

                  (q) To the Company's knowledge, there are no affiliations or associations between any member of the National Association of Securities Dealers and any of the Company's officers, directors or 5% or greater security holders except as otherwise disclosed in writing to BT Alex. Brown Incorporated or set forth in Schedule III hereto.

                  (r) Neither the Company, nor to the Company's knowledge, any of the Subsidiaries, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities.

                  (s) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (u) The Company and each of its Subsidiaries carry, or are covered by, insurance, including self insurance, in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

                  (v) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) for which the Company


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         would have any liability has occurred and is continuing; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; except where any such noncompliance, "reportable event", liability or nonqualification, alone or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (w) The information set forth in the Final Prospectus under the caption "Summary--Recent Developments" is true and correct in all material respects.

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed solely to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                  (ii) Each Selling Stockholder represents and warrants to, and agrees with each Underwriter that:

                  (a) Such Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stockholder will convey to the Underwriters good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

                  (b) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (c) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.


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                  (d) Neither the sale of the Securities being sold by such
         Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or [the charter or by-laws of such Selling Stockholder or] the terms of any indenture or other agreement or instrument to which such Selling Stockholder [or any of its subsidiaries] is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder [or any of its subsidiaries] of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder [or any of its subsidiaries].

                  (e) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in this
         Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Securities by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

                  (f) In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Selling Stockholder specifically for use in connection with the preparation thereof, such Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph
         (i)(b) of this Section.

                  Any certificate signed by [any officer of] any Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees and the Selling Stockholders agree to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase at the purchase price per share set forth on Schedule I, the number of shares set forth opposite such Underwriter's name in Schedule II.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to the number of shares of Option Securities set forth on Schedule I at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the


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Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities, and payment therefor, shall be made as provided in Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made on the date and at the time specified in Schedule I hereto (or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate), which date and time may be postponed by agreement among the Representatives, the Company and the Selling Stockholders or as provided in
Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and each of the Selling Stockholders to or upon the order of the Company and the Selling Stockholders by wire transfer payable in same-day funds to the accounts specified by the Company and the Selling Stockholders. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

                  If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 5 hereof.

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                  4. Agreements. The Company agrees with the several
Underwriters that:

                  (a) The Company will use its reasonable efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object in writing. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives
         (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective,
         (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or of any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph
         (a) of this Section 4, an amendment or supplement or, if appropriate, a filing under the Exchange Act, which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering, provided that the Company will not be required to file a consent to service of process in any state in which it is not qualified or for which consent has not been given.

                  (f) The Company will not, without the prior written consent of ____________________, offer, sell, contract to sell, pledge or otherwise dispose of, or file a registration statement with the Commission in respect of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 30 days after the date of this Agreement, other than (i) any shares of Common Stock to be sold hereunder and Common Stock to be issued in connection with the Company's proposed mergers with [Jacor Communications, Inc. ("Jacor") and Dame Media, Inc.], (ii) any option or warrant or the conversion of a security outstanding on the date hereof, (iii) the issue and sale of shares of Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect on the date hereof, (iv) the issue of shares of Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding on the date hereof and (v) except for item (i) above, the offer or sale of equity securities in connection with the acquisition of stock or assets of another person, provided such equity securities are not issued within the 30-day period mentioned above.

                  (g) The Company will use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange.

                  (h) The Company shall cause each of L. Lowry Mays and B.J. McCombs to furnish to you, on or prior to the Closing Date, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for common stock or derivative of common stock owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 30 days after the date of this Agreement, directly or indirectly, except with the prior written consent of ____________________, except for securities subject to an existing pledge or margin account ("Lockup Agreements") or securities disposed of as bona fide gifts or transferred to charitable trusts, charitable remainder trusts, family limited partnerships or other estate planning entities approved by ____________________, provided that any recipient or beneficiary of shares so transferred executes a Lockup Agreement on substantially similar terms as would apply to the transferor of such shares if such shares had not been so transferred.

                  (i) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

                  (j) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

                  (k) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

                  (ii) Each Selling Stockholder agrees with the several Underwriters that:

         another person, provided such equity securities are not issued within the 30-day period mentioned above.

                  (a) Such Selling Stockholder will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (b) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement or the Prospectus relating to such Selling Stockholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Selling Stockholder.

                  5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
         (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Company, dated the Closing Date, to the effect that:

                        (i) The Company is validly existing as a corporation in
                  good standing under the laws of the State of Texas, with corporate power and authority to own or lease its properties and conduct its business as described in the Final Prospectus; and the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, to the best of such counsel's knowledge, except (A) as reflected in the Company's financial statements, (B) as described in the Registration Statement or (C) as set forth on Schedule III hereto, are owned by the Company or a Subsidiary; and, to such counsel's knowledge, except as otherwise disclosed, the outstanding shares of capital stock of each of the Subsidiaries are owned free and clear of all liens, encumbrances and security interests and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

                       (ii) The Company has authorized and outstanding capital
                  stock as set forth under the caption "Capitalization" in the Final Prospectus; the authorized shares of its Common Stock have been duly authorized; the outstanding shares of its Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; all of the Securities conform in all material respects to the description thereof contained in the Final Prospectus; the Securities, including the Option Securities, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and, to the knowledge of such counsel, no preemptive rights of stockholders exist with respect to any of the Securities or the issue and sale thereof.

                      (iii) Except as described in the Final Prospectus, to the
                  knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Securities or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

                       (iv) The Registration Statement has become effective
                  under the Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

                        (v) The Registration Statement, all Preliminary Final
                  Prospectuses, the Final Prospectus and each amendment or supplement thereto and documents incorporated by reference therein (each as amended to date) comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to, the statistical information contained in the Final Prospectus or financial statements, schedules and other financial information incorporated by reference therein).

                       (vi) The statements under the captions "Prospectus
                  Summary--Recent Developments--Jacor Merger" and "--Universal Outdoor Merger", "The Jacor Merger" and "Description of Common Stock" in the Final Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly and correctly summarize the information called for with respect to such documents and matters in all material respects.

                      (vii) To such counsel's knowledge, there are no contracts
                  or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Final Prospectus (excluding any document incorporated therein by reference that is not material when considered in the context of the offering of the Securities) which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Final Prospectus (excluding any document incorporated therein by reference that is not material when considered in the context of the offering of the Securities) are fairly summarized in all material respects.

                     (viii) To such counsel's knowledge, there are no material
                  legal proceedings pending or threatened against the Company or any of the Subsidiaries which is of a character required to be disclosed in the Final Prospectus and which has not been properly disclosed therein.

                       (ix) The execution and delivery of this Agreement and
                  the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Restated Articles of Incorporation, as amended, or By-laws, as amended, of the Company, or to such counsel's knowledge, any agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound (other than licenses or permits granted by the FCC, on which such counsel need not express any opinion), except a conflict, breach or default which would not have a materially adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole.

                        (x) This Agreement has been duly authorized, executed
                  and delivered by the Company.

                       (xi) No approval, consent, order, authorization,
                  designation, declaration or filing by or with any regulatory, administrative or other governmental body having jurisdiction over the Company is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or New York Stock Exchange or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                      (xii) The Company is not, and will not become, as a
                  result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefor as described in the Final Prospectus, required to register as an investment company under the 1940 Act.

         In rendering such opinion, such counsel may rely (A) as to matters governed by the laws of states other than Texas or Federal laws on local counsel in such jurisdictions, provided that in each case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and (B) as to matters of fact, on certificates of responsible officers of the Company and certificates or other written statements of officers or departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and any Subsidiary. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, the Final Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) and the Registration Statement and the Final Prospectus, or any amendment or supplement thereto, as of the Closing Date or any Settlement Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to matters pertaining to statistical information contained in the Final Prospectus or financial statements, schedules and other financial information contained or incorporated by reference in the Final Prospectus). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                  (c) The Company shall also have received on the Closing Date the opinion of local counsel for the Company experienced in such matters, in certain of the major jurisdictions in which the Company conducts business, dated the Closing Date or any Settlement Date, as the case may be, addressed to the Underwriters substantially to the effect that the statements under the caption "Risk Factors--Government Regulation" and "Risk Factors--Restrictions on Tobacco Advertising; Alcohol Advertising", insofar as such statements constitute a summary of regulatory matters in the applicable jurisdiction relating to the outdoor advertising industry, fairly describes the regulatory matters relating to the Company's business as that business is conducted in the applicable metropolitan area.

                  (d) The Company shall have received on the Closing Date or any Settlement Date, as the case may be, the opinions of Wiley, Rein & Fielding, special FCC counsel to the Company, and Hogan & Hartson L.L.P, special FCC counsel to Jacor, each dated the Closing Date or any Settlement Date, as the case may be, addressed to the Company as is reasonably acceptable to the Underwriters.

                  (e) The Selling Stockholders shall have requested and caused , counsel for the Selling Stockholders, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) this Agreement and the Custody Agreement and
                  Power of Attorney have been duly [authorized,] executed and delivered by the Selling Stockholders, the Custody Agreement is valid and binding on the Selling Stockholders and each Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Securities being sold by such Selling Stockholder hereunder;

                           (ii) the delivery by each Selling Stockholder to the
                  several Underwriters of certificates for the Securities being sold hereunder by such Selling Stockholder against payment therefor as provided herein, will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever;

                           (iii) no consent, approval, authorization or order
                  of any court or governmental agency or body is required for the consummation by any Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

                           (iv) neither the sale of the Securities being sold
                  by any Selling Stockholder nor the consummation of any other of the transactions herein contemplated by any Selling Stockholder or the fulfillment of the terms hereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or [the charter or By-laws of the Selling Stockholder or] the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling Stockholder [or any of its subsidiaries] is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Stockholder [or any of its subsidiaries] of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder [or any of its subsidiaries].

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the
         State of         or the Federal laws of the United States, to the
         extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of [responsible officers of] the Selling Stockholders and public officials.

                  (f) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date or any Settlement Date, as the case may be, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chief Executive Officer or the President and the principal financial or accounting officer of the Company, dated the Closing Date or any Settlement Date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                        (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the Closing Date or any Settlement Date, as the case may be, with the same effect as if made on the Closing Date or any Settlement Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any Settlement Date, as the case may be;

                       (ii) no stop order suspending the effectiveness of the
                  Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                      (iii) since the date of the most recent financial
                  statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (h) Each Selling Stockholder shall have furnished to the Representatives a certificate, signed by [the Chairman of the Board or the President and the principal financial or accounting officer of] such Selling Stockholder, dated the Closing Date, to the effect that the signer[s] of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

                  (i) At the Execution Time and at the Closing Date or any Settlement Date, as the case may be, Ernst & Young LLP, Arthur Anderson LLP, PricewaterhouseCoopers LLP and KPMG Peat Marwick LLP shall have furnished to the Representatives letters dated as of the Execution Time and the Closing Date or any Settlement Date, as the case may be, in form and substance satisfactory to the Representatives.

                  (j) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each person listed on Schedule I addressed to the Representatives.

                  (k ) The Company shall have caused the Securities to be approved for listing upon official notice of issuance on the New York Stock Exchange.

                  (l) Prior to the Closing Date or any Settlement Date, as the case may be, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (m) On or prior to the Execution Time, the New York Stock Exchange shall have approved the Underwriters' participation in the distribution of the Securities to be sold by the Selling Stockholders in accordance with Rule 393 of the New York Stock Exchange.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date or any Settlement Date, as the case may be, by the Representatives. Notice of such cancelation shall be given to the Company and each of the Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 5 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                  6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through ____________________ on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities, but the Company shall not be liable in any event to any of the Underwriters for damages on account of loss of anticipated profits from the sale of the Securities.

                  If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Stockholders pro rata in proportion to the percentage of Securities to be sold by each shall reimburse the Company on demand for all amounts so paid.

                  Notwithstanding the foregoing, (i) each Selling Stockholder and the Company shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses, (ii) each Selling Stockholder shall be responsible for the legal fees and expenses of its own counsel (except as provided in clause (viii) of the definition of Registration Expenses), (iii) each Selling Stockholder shall be responsible for all underwriting discounts and commissions, selling or placement agent or broker fees and commissions, and transfer taxes, if any, in connection with the sale of securities by such Selling Stockholder, and (iv) the Selling Stockholders shall be jointly and severally responsible for all out-of-pocket costs and expenses of the Company and its officers and employees incurred in connection with providing the assistance and/or attending analyst or investor presentations or any "road show" undertaken in connection with the registration and/or marketing of any Registrable Securities as contemplated in Section 2.6(g) of the Registration Rights Agreement.

                  7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as reasonably incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that with respect to any untrue statement or omission of material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where (w) the Company had previously furnished copies of the Final Prospectus to the Representatives, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Selling Stockholder severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act and each other Selling Stockholder, if any, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Selling Stockholder may otherwise have.

                  (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors or director nominees, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the third and sixth paragraphs under the heading "Underwriting" relating to concessions and reallowances and to stabilization, in any Preliminary Final Prospectus or the Final Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity.

                  (d) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the prejudice by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified parties shall have the right to employ a total of one separate counsel (and, if reasonably necessary, one additional local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if
(i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or, (iii) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (e) In the event that the indemnity provided in paragraph
(a), (b) or (c) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Under writers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

                  8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters here under and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay within 24 hours for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase within 24 hours all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  9. Termination. This Agreement may be terminated by you by notice to the Company, as follows:

                  (a) at any time prior to the earlier of (i) the time the Common Stock is released by you for sale by notice to the Underwriters, or (ii) 11:30 A.M. on the date of this Agreement.

                  (b) at any time after the Execution Time and prior to the Closing Date if any of the following has occurred: (i) any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the Company, its Subsidiaries, Jacor and Jacor's subsidiaries taken as a whole after giving pro forma effect to the Company's merger with Jacor, or the earnings, business affairs, management or business prospects of the Company and its Subsidiaries taken as a whole or the Company, its Subsidiaries, Jacor and Jacor's Subsidiaries, taken as a whole after giving effect to the Company's merger with Jacor, whether or not, in any such case, arising in the ordinary course of business, (ii) any outbreak of hostilities or other national or international calamity or crisis or unforeseen change in economic or political conditions if the effect of such outbreak, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Common Stock impracticable, (iii) suspension of trading in securities on the NYSE or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on the NYSE, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company and the Subsidiaries taken as a whole, (v) declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

                  (c)  as provided in Sections 5 and 8 of this Agreement.

                  This Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Securities, upon the occurrence at any time prior to a Settlement Date of any of the events described in subparagraph (b) above or as provided in Sections 5 and 8 of this Agreement.

                  10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancelation of this Agreement.

                  11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed or delivered to ____________________, attention of the general counsel or, if sent to the Company, will be mailed or delivered to 200 Concord Plaza, Suite 600, San Antonio, Texas, attention: Randall Mays, Executive Vice President.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities merely because of such purchase.

                  13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of Maryland.

                  14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  15. Headings. The Section headings used herein are for convenience only and shall not affect the construction hereof.

                  16. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date and shall specifically exclude the Company's Registration Statement on Form S-4 dated January 6, 1998, or the Company's Registration Statement on Form S-4 to be filed in connection with the Company's proposed merger with Jacor.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Dallas, Texas.

                  "Commission" means the Securities and Exchange Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus and shall specifically exclude the Company's Registration Statement on Form S-4 dated January 6, 1998 and the Company's Registration Statement on Form S-4 to be filed in connection with the Company's proposed merger with Jacor.

                  "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus and shall specifically exclude the Company's Registration Statement on Form S-4 dated January 6, 1998 and the Company's Registration Statement on Form S-4 to be filed in connection with the Company's proposed merger with Jacor.

                  "Registration Expenses" shall have the meaning set forth in the Registration Rights Agreement.

                  "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of October 8, 1998, among the Company, and the Selling Stockholders.

                  "Registration Statement" shall mean the registration statement referred to in para graph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A and shall specifically exclude the Company's Registration Statement on Form S-4 dated January 6, 1998 and the

         Company's Registration Statement on Form S-4 to be filed in connection with the Company's proposed merger with Jacor.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

                  "Rules and Regulations" means the rules and regulations of the Commission.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                   Very truly yours,

                                   Clear Channel Communications, Inc.

                                   By:
                                       -------------------------------
                                       Name:
                                       Title:


                                   ZELL/CHILMARK FUND, L.P.

                                   By:  ZC Limited Partnership, general
                                        partner

                                   By:  ZC Partnership, general partner

                                   By:  ZC Inc., a partner

                                   By:
                                       -------------------------------
                                       Name:     Sheli Z. Rosenberg
                                       Address:  2 North Riverside Plaza
                                                 Chicago, Illinois 60606
                                                 Facsimile No.: (312) 454-0531

The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.


By:
     ----------------------------
     Name:
     Title:


For themselves and the other several Underwriters, if any, named in Schedule II to the foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement dated ____________, 1999

Registration Statement No.    333-_____

Representative(s):


                                                                 Underwritten                  Maximum Number
Sellers:                                                          Securities                of Option Securities
                                                                 -------------              --------------------
         Clear Channel Communications,
         Inc............................................
         Zell/Chilmark Fund, L.P........................          ------------                    -------------

                                                                  ============                    =============


Title, Purchase Price and Description of Securities:

         Title:  Common Stock, $.10 par value

         Number of Underwritten Shares:

         Price to Public per Share (include accrued dividends, if any):

         Price to Public -- total:

         Underwriting Discount per Share:

         Underwriting Discount -- total:

         Proceeds to Company per Share:

         Proceeds to Company -- total:

         Proceeds to Selling Stockholders per Share:  $

         Proceeds to Selling Stockholders:  $

         Over-allotment Option: _________ shares

         Other provisions:

Closing Date, Time and Location: ____________, 1999 at 10:00 a.m. at Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Ave., New York, NY 10019

Type of Offering: Non-delayed

Date referred to in Section 4(f) after which the Company may offer or sell securities issued or guaranteed by the Company without the consent of the Representative(s): ____________, 1999.

Persons to deliver letters in the form of Exhibit A pursuant to Section 5(j):

         L. Lowry Mays

         B.J. McCombs

                                  SCHEDULE II




                                                                                                     Maximum
                                                                           Number of                  Number
                                                                         Underwritten               of Option
                           Underwriters                                   Securities                Securities
                           ------------                                  ------------               ----------












                                                                           -------------            -------------

     Total........................................................         =============            =============

                                  SCHEDULE III

                                DISCLOSURE ITEMS

                                                                       EXHIBIT A



             [Letterhead of officer, director or major shareholder]


                       Clear Channel Communications, Inc.
                        Public Offering of Common Stock


                                                            ____________, 1999


[Underwriters]
c/o [Underwriters]


Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Clear Channel Communications, Inc., a Texas corporation (the "Company"), and each of you as Underwriters named therein, relating to an underwritten public offering of Common Stock, $.10 par value (the "Common Stock"), of the Company.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of , offer, sell, contract to sell, pledge or otherwise dispose of, or file a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 30 days after the date of this Agreement, other than (i) any option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Final Prospectus to which this Agreement relates, (ii) shares of Common Stock disposed of as bona fide gifts or transferred to a charitable trust, charitable remainder trust or other estate planning trust approved by _______________________________, provided that any recipient or beneficiary of shares so transferred executes an agreement on substantially similar terms as would apply to the undersigned if such shares had not been so transferred and
(iii) any shares of Common Stock subject to existing pledge or margin accounts.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                     Yours very truly,

                                     [Signature of officer, director or major shareholder]

                                     [Name and address of officer, director or major shareholder]